SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 25, 2006
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-50066              48-1175170
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
        of incorporation)                                Identification No.)


610 Alamo Pintado Road, Solvang, California                    93463
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(Address of principal executive offices)                     (Zip Code)

                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Table of Contents
Item 2.02         Results of Operations and Financial Condition.
Item 9.01         Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 2.02         Results of Operations and Financial Condition.

         On July 25, 2006, Harrington West Financial Group, Inc. (the "Company") announced by press release its earnings for the quarter ended June 30, 2006. The press release also discloses a cash dividend for the second quarter. A copy of the press release is attached hereto as Exhibit 99.1.

         The information contained in this Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01         Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibits are included with this Report:

                  Exhibit 99.1      Press Release dated July 25, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      HARRINGTON WEST FINANCIAL GROUP, INC.


                             By: /s/ Craig J. Cerny
                             -------------------------------------------------
                             Craig J. Cerny
                             Chairman of the Board and Chief Executive Officer


Date:    July 25, 2006